Contacts: EXHIBIT 99

Investors and Financial Media
Larry Kurtz
Larry.Kurtz@McKesson.com
415-983-8418

General and Business Media
James Larkin
James.Larkin@McKesson.com
415-983-8736

McKesson Corporation to Acquire D&K Healthcare Resources, Inc.
Acquisition Will Expand Presence in Independent Pharmacy Segment

SAN FRANCISCO – July 11, 2005 – McKesson Corporation (NYSE: MCK), a leading pharmaceutical distributor and healthcare services company, and D&K Healthcare Resources, Inc. (NASDAQ: DKHR) of St. Louis, Missouri, a leading U.S. regional distributor, today announced that McKesson has signed a definitive agreement to acquire D&K. Under the agreement, Spirit Acquisition Corporation, a wholly-owned subsidiary of McKesson, will commence a tender offer for all outstanding D&K shares for $14.50 in cash per share. McKesson will also assume D&K’s outstanding debt.

D&K is a leading distributor to independent and regional pharmacies, primarily in the Midwest, Upper Midwest and the South. The company, known for its strong customer relationships and personal, hands-on service, had sales of $2.5 billion in their FY2004.

The acquisition is expected to close in the third calendar quarter of 2005, subject to customary conditions, including regulatory review. D&K will become part of McKesson’s U.S. Pharmaceutical business. The acquisition is not expected to have a material impact on McKesson’s Fiscal 2006 financial results. In Fiscal 2007, the acquisition is expected to be modestly accretive to McKesson earnings per fully diluted share.

“The anticipated addition of D&K demonstrates McKesson’s commitment to its core pharmaceutical business and to the independent segment,” said Paul Julian, Executive Vice President and Group President, McKesson Corporation. “D&K represents a natural fit for McKesson in terms of geographic presence, business model and customer approach. With its intimate customer relationships, and strong regional presence, D&K will help complement McKesson’s current pharmaceutical distribution footprint. The combination of McKesson’s and D&K’s capabilities will help position both companies’ customers to become stronger.”

As part of the Health Mart franchise and under the Valu-Rite affiliation program, McKesson offers a wide array of products and services developed specifically to help independent pharmacies and small chains successfully manage their businesses and compete. One of the leading services is McKesson’s OneStop Generics™ program that leverages the company’s resources to allow pharmacies to purchase all of their generics from one source at significant savings. For over-the-counter products, McKesson offers Sunmark™, the industry’s strongest private brand program with a fast-growing line with more than 1,000 items. In addition, McKesson’s stores benefit from the managed care contracting organization, AccessHealthSM, that assists stores in managing PBM and other payor relationships. McKesson also offers stores an extensive line of automation equipment and pharmacy systems.

“We’re excited about becoming part of McKesson because both companies share a strong commitment to customer relationships and are focused on providing good value to the independent pharmacies that D&K and McKesson have served for generations,” said J. Hord Armstrong, III, Chairman and CEO of D&K Healthcare Resources, Inc. “D&K’s customers will benefit from the best of both worlds – the highly personal service they’ve come to expect from us, coupled with the additional products and services that McKesson provides.”

“As the oldest drug wholesaler in the country, McKesson has its roots in servicing independent pharmacies,” said Pat Blake, President of McKesson’s Customer Operations group that serves independents. “To reinforce with legislators and the general public the value of community pharmacies, we recently launched the advocacy campaign Health Across America. This campaign is part of our commitment to this important segment. The combination of McKesson’s and D&K’s capabilities will make both companies’ customers stronger.”

About D&K
D&K Healthcare Resources, Inc. (NASDAQ:DKHR) is a full-service wholesale distributor of branded and generic pharmaceuticals and over-the-counter health and beauty aid products. Headquartered in St. Louis, Missouri, D&K primarily serves independent and regional pharmacies in the Midwest, Upper Midwest and the South from eight distribution centers. D&K also offers a number of proprietary information systems, as well as marketing and business management solutions. More information can be found at www.dkwd.com.

About McKesson
McKesson Corporation (NYSE:MCK), currently ranked 15 on the Fortune 500, is a healthcare services and information technology company dedicated to helping its customers deliver high-quality healthcare by reducing costs, streamlining processes and improving the quality and safety of patient care. Over the course of its 172-year history, McKesson has grown by providing pharmaceutical and medical-surgical supply management across the spectrum of care; healthcare information technology for hospitals, physicians, homecare and payors; hospital and retail pharmacy automation; and services for manufacturers and payors designed to improve outcomes for patients. For more information, visit us at www.mckesson.com.

Risk Factors

Except for historical information contained in this press release, matters discussed may constitute “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These statements may be identified by their use of forward-looking terminology such as “believes”, “expects”, “anticipates”, “may”, “will”, “should”, “seeks”, “approximates”, “intends”, “plans”, “estimates” or the negative of these words or other comparable terminology. The most significant of these risks and uncertainties are described in McKesson’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission and include, but are not limited to: the successful consummation of the proposed acquisition, the resolution or outcome of pending shareholder litigation regarding the 1999 restatement of our historical financial statements; the changing U.S. healthcare environment, including the impact of recently approved and potential future mandated benefits; changes in private and governmental reimbursement or in the delivery systems for healthcare products and services; governmental efforts to regulate the pharmaceutical supply chain; changes in pharmaceutical and medical-surgical manufacturers’ pricing, selling, inventory, distribution or supply policies or practices; changes in customer mix; substantial defaults in payment or a material reduction in purchases by large customers; challenges in integrating and implementing the company’s software and software system products, or the slowing or deferral of demand for these products; the company’s ability to successfully identify, consummate and integrate strategic acquisitions; changes in generally accepted accounting principles (GAAP); foreign currency fluctuations; and general economic conditions. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The company assumes no obligation to update or revise any such statements, whether as a result of new information or otherwise.

This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares of D&K. McKesson has not yet commenced the tender offer described herein. The tender offer will be made only through a tender offer statement. Investors and shareholders are strongly advised to read the tender offer statement (including the offer to purchase and related letter of transmittal) in its entirety when it is filed and becomes available because it will contain important information. At the time the offer is commenced, McKesson will file the tender offer statement with the U.S. Securities and Exchange Commission and D&K will file a solicitation/recommendation statement with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement, will be made available to all shareholders of D&K at no expense to them. The tender offer statement (including the offer to purchase, the related letter of transmittal and all other documents filed with the Commission), the solicitation/recommendation statement and other filed documents will also be available for free at the Commission’s website at: www.sec.gov.